Exhibit 10.17

TERMINATION AGREEMENT

(this “Agreement”)

December 3, 2018

Reference is made to the Amended and Restated Shareholders’ Agreement, dated as of January 24, 2013, as amended on November 19, 2014 (as further amended, supplemented or otherwise modified, the “Shareholders’ Agreement”), by and among Genting Hong Kong Limited (“Genting”), Star NCLC Holdings Ltd. (together with Genting, “GHK”), AIF VI NCL (AIV), L.P., AIF VI NCL (AIV II), L.P., AIF VI NCL (AIV III), L.P., AIF VI NCL (AIV IV), L.P., AAA Guarantor — Co-Invest VI (B), L.P., Apollo Overseas Partners (Delaware) VI, L.P., Apollo Overseas Partners (Delaware 892) VI, L.P., Apollo Overseas Partners VI, L.P., Apollo Overseas Partners (Germany) VI, L.P., AAA Guarantor — Co-Invest VII, L.P., AIF VI Euro Holdings, L.P., AIF VII Euro Holdings, L.P., Apollo Alternative Assets, L.P., Apollo Management VI, L.P., Apollo Management VII, L.P. and NCL Athene LLC (collectively, the “Apollo Entities,” and, together with GHK, the “Shareholders”), TPG Viking, L.P., TPG Viking AIV I, L.P., TPG Viking AIV II, L.P. and TPG Viking AIV III, L.P. and Norwegian Cruise Line Holdings Ltd. (the “Company”).

RECITALS:

WHEREAS, as of December 3, 2018, the Shareholders sold all of their ordinary shares of the Company that they previously held in secondary public offerings and, following such sales, do not beneficially own any ordinary shares of the Company;

WHEREAS, in connection therewith, the Company and Shareholders desire to terminate the Shareholders’ Agreement, effective immediately, and any and all of the rights, obligations and provisions thereunder; and

WHEREAS, pursuant to Section 10 of the Shareholders’ Agreement, the Shareholders’ Agreement shall terminate upon the execution of a written instrument approving the termination of the Shareholders’ Agreement signed by the Company and the Shareholders.

AGREEMENT:

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1. Termination. Subject to the terms and conditions set forth herein, the Shareholders’ Agreement, and the rights and obligations of the parties thereunder, is hereby terminated, effective immediately, and shall be null and void and no longer of any force or effect; provided, however, that Section 9(j) and Section 9(k) of the Shareholders’ Agreement shall survive the termination of the Shareholders’ Agreement indefinitely.

Section 2. Representations and Warranties. Each party to this agreement hereby represents and warrants to the other parties that: (a) it has full power, authority and capacity, as applicable, to enter into this Agreement and to perform its obligations hereunder in accordance with its provisions, (b) this Agreement has been duly authorized, executed and delivered by such party, and (c) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity.

Section 3. Further Assurances. Each party to this Agreement will, at any time and from time to time after the date hereof, execute and deliver, or cause to be executed and delivered, such further consents, approvals, conveyances, and other documents and instruments, and take, or cause to be taken, such other actions, as the other party may reasonably request in order to carry out or confirm any of the terms and provisions of, or the intent and purpose of, this Agreement.

Section 4. Miscellaneous.

4.1. Governing Law; Jurisdiction and Venue. This Agreement and any matters related hereto shall be governed by and construed in accordance with the laws of the State of New York. Each party hereto agrees that any suit or proceeding arising in respect of this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and each party hereto agrees to submit to the jurisdiction of, and to venue in, such courts. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or any matters related hereto.

4.2. Binding on Successors. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

4.3. Mutually Drafted. The parties hereto acknowledge that the drafting of this Agreement is a mutual effort among the parties and their counsel and that this Agreement is not to be construed against any party or group of parties as the drafter.

4.4. Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

4.5. Severability. If any provision, including any phrase, sentence, clause, section or subsection, of this Agreement is invalid, inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering such provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

4.6. Counterparts. This Agreement may be executed and delivered in counterparts (including by a PDF or a facsimile transmission), each of which will be deemed an original.

4.7. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first set forth above.

GENTING HONG KONG LIMITED

By:	/s/Blondel So King Tak
Name: Blondel So King Tak
Title: Director

STAR NCLC HOLDINGS LTD

By:	/s/Blondel So King Tak
Name: Blondel So King Tak
Title: Director

[Signature Page to Termination Agreement]

NCL ATHENE LLC

By:	Athene Annuity and Life Company,
its Class A member

By:	Athene Asset Management, LLC,
its investment adviser

By:	/s/ James M. Hassett
Name: James M. Hassett
Title: Executive Vice President

AAA GUARANTOR CO-INVEST VII, L.P.

By:	AAA Investments (Co-Invest VII), L.P.,
its general partner

By:	Apollo Alternative Assets, L.P.,
its service provider

By:	Apollo International Management, L.P.,
its managing general partner

By:	Apollo International Management GP, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO ALTERNATIVE ASSETS, L.P.

By:	Apollo International Management, L.P.,
its managing general partner

By:	Apollo International Management, GP, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Termination Agreement]

AIF VI NCL (AIV), L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

AIF VI NCL (AIV II), L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

AIF VI NCL (AIV III), L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Termination Agreement]

AIF VI NCL (AIV IV), L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

AIF VI EURO HOLDINGS, L.P.

By:	Apollo Advisors VI (EH), L.P.,
its general partner

By:	Apollo Advisors VI (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

AIF VII EURO HOLDINGS, L.P.

By:	Apollo Advisors VII (EH), L.P.,
its general partner

By:	Apollo Advisors VII (EH-GP), Ltd.,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Termination Agreement]

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO OVERSEAS PARTNERS VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

By:	Apollo Capital Management VI, LLC
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Termination Agreement]

APOLLO OVERSEAS PARTNERS (DELAWARE 892) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

By:	Apollo Capital Management VI, LLC
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO OVERSEAS PARTNERS (DELAWARE) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its general partner

By:	Apollo Capital Management VI, LLC
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

APOLLO OVERSEAS PARTNERS (GERMANY) VI, L.P.

By:	Apollo Advisors VI, L.P.,
its managing general partner

By:	Apollo Capital Management VI, LLC
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Termination Agreement]

AAA GUARANTOR — CO-INVEST VI (B), L.P.

By:	AAA MIP Limited,
its general partner

By:	Apollo Alternative Assets, L.P.,
its service provider

By:	Apollo International Management, L.P.,
its managing general partner

By:	Apollo International Management GP, LLC,
its general partner

By:	/s/ Laurie Medley
Name: Laurie Medley
Title: Vice President

[Signature Page to Termination Agreement]

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/Daniel S. Farkas
Name: Daniel S. Farkas
Title: Senior Vice President, General Counsel and Assistant Secretary

[Signature Page to Termination Agreement]